UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

Pathfinder Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Commission File Number: 001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, New York 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 20, 2024, Ronald Tascarella, Executive Vice President and Chief Banking Officer of Pathfinder Bank (the “Bank”), advised the Bank of his retirement effective November 30, 2024.

Item 8.01 – Other Events

On September 26, 2024, Pathfinder Bancorp, Inc. issued a press release announcing the retirement of Mr. Ronald Tascarella and the promotion of Mr. Joseph Serbun to Senior Vice President and Chief Credit Officer of the Bank.

A press release announcing the retirement of Mr. Tascarella and the promotion of Mr. Serbun is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(a) Financial statements of businesses acquired.  None.

(b) Pro forma financial information.  None.

(c) Shell company transactions: None.

(d) Exhibits.

99.1 Press release dated September 26, 2024

104 Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date:	September 26, 2024	By:	/s/ James A. Dowd
James A. Dowd President and Chief Executive Officer